UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 5, 2014

Stanley Black & Decker, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(860) 225-5111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2014 the Board of Directors of Stanley Black & Decker, Inc. changed the size of the Board to eleven and elected a new member, Ms. Andrea J. Ayers, President and Chief Executive Officer of Convergys Corporation. The Board has not yet determined the committee(s) to which Ms. Ayers will be named.

In connection with her appointment as a director, Ms. Ayers will participate in the Company's Restricted Stock Unit Plan for Non-Employee Directors. A description of that plan can be found in the Company's Proxy Statement filed March 11, 2014 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

December 5, 2014	By:	/s/ Bruce H. Beatt

Name: Bruce H. Beatt
Title: Senior Vice President, General Counsel and Secretary